SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of 15(d) of the
Securities Exchange Act of 1934

March 30, 2010
--------------------------------------------------------
Date of Report (date of earliest event reported)

American TonerServ Corp.
--------------------------------------------------------------
Exact name of Registrant as Specified in its Charter

Delaware	333-120688	33-0686105
------------------------------	-------------------	--------------------------
State or Other Jurisdiction	Commission File	IRS Employer Identification
of Incorporation	Number	Number

420 Aviation Boulevard, Suite 103, Santa Rosa, California 95403
-------------------------------------------------------------------------------
Address of Principal Executive Offices, Including Zip Code

(800) 736-3515
----------------------------------------------------------------
Registrant's Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

              On March 30, 2010, American TonerServ Corp. (the "Company") entered into a new Master Amendment Agreement with MTS Partners, Inc., formerly known as iPrint Technologies, Inc., ("MTS Partners"), of which Chad Solter, who is currently a Director of the Company, is an owner.  Pursuant to the Master Amendment Agreement the terms of outstanding promissory notes; the security agreement and certain other related documents were amended.  The promissory notes held by MTS Partners were replaced by an Amended and Restated Secured Convertible Promissory Note (the "Restated Long-term Note") and an Amended and Restated Secured Promissory Note the ("Restated Short-term Note").

            The Restated Long-term Note is for $1,865,157 with an interest rate of 8% per annum.  No payments are due until January 1, 2011, but interest shall accrue during such period.  Commencing January 1, 2011, this note has a balloon payment due of $590,253 with monthly payments of $47,477 thereafter until paid in full. The maturity date of the Restated Long-Term Note is October 31, 2013; however, the maturity date will automatically be extended until October 31, 2015 upon satisfaction of the following conditions by December 31, 2010 (the “Required Conditions”):

            (a)        The reduction, whether by repayment or by conversion into shares of capital stock of the Company, the amount of indebtedness of the Company outstanding as of January 1, 2010 by at least $1,500,000, excluding any repayment of the short-term advance from Chad Solter, as described below.

            (b)        The extension of the maturity dates of at least $600,000 of indebtedness of the Company outstanding as of January 1, 2010 (in addition to the indebtedness to be reduced in accordance with the previous section) by at least three (3) years from December 31, 2010.

            (c)        The Company shall raise additional funds by issuance of equity securities equal to at least $1,100,000; provided, however, the amount of any short-term advances (as defined below) that are repaid, extended by at least three (3) years from December 31, 2010, or converted into shares of capital stock of the Company shall be counted for purposes of determining whether the Company has raised such amount.  For this purpose, "short-term advances" means the series of short-term advances (including Chad Solter's short-term advance (as described below)) from certain investors, including certain directors, in the aggregate amount of approximately $568,000.

            (d)        The Company shall reduce its selling, general and administrative expense existing as of January 1, 2010 by at least $25,000 per month.

            (e)        The Company shall have obtained one or more standby letters of credit ("SBLCs") in the aggregate face amount of at least $2,000,000 on commercially reasonable terms and conditions, of which SBLCs in the aggregate face amount of $1,000,000 have been obtained as of the date of the Master Amendment Agreement.

If the above conditions are met, the Restated Long-Term Note will be extended through September 30, 2015 with payments beginning on January 31, 2013 at $76,604 per month.  The Company reserves the right to pay off the full balance of the note at anytime.

            Commencing July 1, 2011, the outstanding principal and unpaid accrued interest of Restated Long-Term Note may be converted into shares of the Company's common stock at a conversion price of $0.05 per share.

            The Restated Short-Term Note is for $290,813 with an interest rate of 10% per annum.  No payments are due until January 1, 2011, but interest shall accrue during such period.  Commencing January 1, 2011, this note is payable in full in the amount of $313,558, including interest.  The maturity date of the Restated Short-Term Note is January 1, 2011; however, the maturity date will automatically be extended until January 1, 2013 upon satisfaction of the Required Conditions.  If the Required Conditions are met, the Short-Term Note will be payable in full on January 1, 2013 in the amount of $382,767, including interest.

            In the event of a default, the MTS Partners continues to have a security interest under the security agreement in all of the assets related to the business of iPrint that the Company acquired on October 31, 2008.

            In connection with the execution of the Master Amendment Agreement, the Company delivered to MTS Partners warrant to purchase 23,569,616 shares of the Company's common stock at an exercise price of $0.0567 (the "Initial Warrants").  The Initial Warrants are exercisable immediately and expire on October 31, 2013; however, the expiration date will automatically be extended until October 31, 2015 upon satisfaction of the Required Conditions.

            In the event that the Required Conditions are satisfied, the Company will also execute and deliver to MTS Partners warrants to purchase 37,139,233 shares of common stock, to be dated the date the Required Conditions are satisfied but not exercisable until July 1, 2011, at an exercise price equal to the greater of (i) the closing price of the Company's common stock quoted in the over-the-counter market on the day immediately prior to the date the Required Conditions are satisfied; and (ii) $0.05 (the "Contingent Warrant").

            Pursuant to the Master Amendment Agreement, the Company agreed to pay Chad Solter $142,500 outstanding under a short-term advance made by him to the Company at the rate of $10,000 each month until the full amount of the short-term advance is paid in full.

            The Master Amendment Agreement also provides that the Company will cause the number of directors on the Board of Directors of the Company to be set at six directors and that MTS Partners will be entitled to name three (3) directors to be elected to the Board of Directors, one of whom shall be Chad Solter. This provision shall expire upon the earlier of (i) the repayment (but not conversion) in full of the Restated Long-Term Note and the Restated Short-Term Note; or (ii) March 29, 2015.

            In addition to the above, pursuant to the Master Amendment Agreement the Company has entered into amended and restated employment agreements with Chad Solter, Darrell Tso and Scott Muckley which extends the terms of their existing employment agreements until March 29, 2013.

            The forgoing summary of the terms of the Master Amendment Agreement and the related documents is qualified by reference to the documents which are filed as exhibits to this report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit
No.	Description
10.1	Master Amendment Agreement with MTS Partners, et al, dated 3-30-2010
10.2	Amended and Restated Short-Term Note to MTS Partners 3-30-2010
10.3	Amended and Restated Long-Term Convertible Note to MTS Partners 3-30-2010
10.4	Amended and Restated Security Agreement with MTS Partners 3-30-2010
10.5	Amendment and Restated Employment Agreement with Chad Solter 3-30-2010
10.6	Initial Warrant to Purchase Shares of Common Stock to MTS Partners 3-30-2010
10.7	Form of Contingent Warrant to MTS Partners

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN TONERSERV CORP.

Dated: April 5, 2010	By:	/s/ Chuck Mache
Chuck Mache, President and CEO